SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 7, 2005

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)

(972) 348-5100
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. Entry into Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2nd Amendment to Credit Agreement
3rd Amendment to Credit Agreement
2nd Amendment to Credit Agreement

ITEM 1.01. Entry into Material Definitive Agreement

     On April 7, 2005, Alliance Data Systems Corporation and certain of its subsidiaries (collectively, the “Company”) entered into amendments to the Company’s three credit facilities. The amendment to the 3-year credit facility extended the maturity date from April 10, 2006 to April 3, 2008. The amendment to the 364-day credit facility extended the maturity date from April 7, 2005 to April 6, 2006. The amendment to the Canadian credit facility extended the maturity date from April 10, 2006 to April 3, 2008 and reduced the aggregate amount of the commitments permitted thereunder by $15.0 million from $50.0 million to $35.0 million. The range of margins on the interest rate on eurodollar loans for each of the three facilities and the commitment fee percentages, both of which are based upon the ratio of total debt under the credit facilities to consolidated Operating EBITDA, as each term is defined in the credit facilities, was revised from 1.0%-1.5% to 0.5%-1.0% and from 0.1%-0.3% to 0.1%-0.15%, respectively. Except as set forth above, the remaining terms of each credit facility remain unchanged.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	SECOND AMENDMENT TO CREDIT AGREEMENT (3- YEAR) dated as of April 7, 2005 by and among Alliance Data Systems Corporation, the Guarantor party thereto, the Banks party thereto, and Harris Trust and Savings Bank, as Administrative Agent and Letter of Credit Issuer.

99.2	THIRD AMENDMENT TO CREDIT AGREEMENT (364-DAY) dated as of April 7, 2005 by and among Alliance Data Systems Corporation, the Guarantor party thereto, the Banks party thereto, and Harris Trust and Savings Bank, as Administrative Agent and Letter of Credit Issuer.

99.3	SECOND AMENDMENT TO CREDIT AGREEMENT (CANADIAN) dated as of April 7, 2005 by and among Loyalty Management Group Canada Inc., the Guarantors party thereto, the Banks party thereto, Bank of Montreal, as Letter of Credit Issuer, and Harris Trust and Savings Bank, as Administrative Agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	ALLIANCE DATA SYSTEMS CORPORATION

	By:	/s/ Edward J. Heffernan

Edward J. Heffernan
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	SECOND AMENDMENT TO CREDIT AGREEMENT (3- YEAR) dated as of April 7, 2005 by and among Alliance Data Systems Corporation, the Guarantor party thereto, the Banks party thereto, and Harris Trust and Savings Bank, as Administrative Agent and Letter of Credit Issuer.

99.2	THIRD AMENDMENT TO CREDIT AGREEMENT (364-DAY) dated as of April 7, 2005 by and among Alliance Data Systems Corporation, the Guarantor party thereto, the Banks party thereto, and Harris Trust and Savings Bank, as Administrative Agent and Letter of Credit Issuer.

99.3	SECOND AMENDMENT TO CREDIT AGREEMENT (CANADIAN) dated as of April 7, 2005 by and among Loyalty Management Group Canada Inc., the Guarantors party thereto, the Banks party thereto, Bank of Montreal, as Letter of Credit Issuer, and Harris Trust and Savings Bank, as Administrative Agent.